UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2019
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Alta Mesa Holdings, LP
(Exact Name of Registrant as Specified in Charter)
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Texas	333-173751	20-3565150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15021 Katy Freeway, Suite 400, Houston, Texas 77094
(Address of Principal Executive Offices) (Zip Code)

281-530-0991
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 of the Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Officer Separation

On July 2, 2019, Alta Mesa Resources, Inc. (the “Company”) and Ronald J. Smith, Vice President and Chief Accounting Officer, came to a mutual understanding with respect to Mr. Smith’s separation from the Company and all positions with each of the Company’s affiliates, including Alta Mesa Holdings GP, LLC, the general partner of Alta Mesa Holdings, LP, which will occur effective July 19, 2019. In connection with this understanding, a subsidiary of the Company entered into a separation agreement with Mr. Smith that provides he will receive the following:

1.	a pro-rated “target” annual bonus for 2019, in the amount of $96,164;

2.	a lump sum equal to 12 months base salary and 1.0 times his 2019 target annual bonus;

3.
full accelerated vesting of all Company equity awards that are subject to time-based vesting and accelerated vesting of any Company equity awards that are subject to performance-based vesting at the target level of performance;

4.	$20,000 for outplacement services; and

5.	up to eighteen months of Company-funded COBRA coverage.

Mr. Smith’s rights to these payments are subject to his compliance with his non-compete, non-solicitation and other restrictive covenants, as well as his signing and not revoking a general release of claims. A copy of Mr. Smith’s separation agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Separation Agreement, by and between Alta Mesa Services, LP and Ronald J. Smith, dated July 2, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alta Mesa Holdings, LP
By: Alta Mesa Holdings GP, LLC, its general partner

Date: July 8, 2019	By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Chief Financial Officer